UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        October 16, 2006


                               Badger Meter, Inc.
               (Exact name of Registrant as Specified in Charter)


         Wisconsin                     1-6706                    39-0143280
(State or Other Jurisdiction        (Commission                (IRS Employer
     of Incorporation)              File Number)             Identification No.)


      4545 W. Brown Deer Rd., Milwaukee, Wisconsin                53223
        (Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code:     (414) 355-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02       Results of Operations and Financial Condition.
---------       ---------------------------------------------

     On October 17, 2006, the Company issued a press release announcing its quarterly financial results for the third quarter ended September 30, 2006.

     A copy of the press release issued by the Company announcing the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 2.05       Costs Associated with Exit or Disposal Activities.
---------       -------------------------------------------------

     On October 16, 2006, the Board of Directors of the Company decided to terminate the operations of its indirect wholly-owned subsidiaries Badger Meter France SAS and MecaPlus Equipements SAS. The performance of these subsidiaries has been disappointing for some time, and the Board, after exploring other options for the French operations, determined that the shutdown and orderly liquidation of the assets is the best alternative. The Company estimates that it will incur charges of $6 to $8 million related to the closing of the French operations, of which $3.7 million was recognized in the third quarter. Included in the $6 to $8 million range is $2.0 to $3.3 million for increased reserves against current assets, $1.6 to $1.8 million impairment of long-lived assets, and $2.4 to $2.9 million of severance and other exit costs, of which the latter are expected to affect future cash flows. The Company plans to have the shutdown substantially completed by the end of 2006.

     More detail about the termination is included in the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.


Item 9.01       Financial Statements and Exhibits.
---------       ---------------------------------

                (a)     Financial Statements of Business Acquired.
                        -----------------------------------------

                Not applicable.

                (b)     Pro Forma Financial Information.
                        -------------------------------

                Not applicable.

                (c)     Shell Company Transactions.
                        --------------------------

                Not applicable.

                (d)     Exhibits.
                        --------

                The exhibit filed herewith is as listed in the accompanying
                Exhibit Index.



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

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               BADGER METER, INC.



Date: October 17, 2006         By: /s/ Richard E. Johnson
                                   ---------------------------------------------
                                   Richard E. Johnson
                                   Senior Vice President - Finance and Treasurer Chief Financial Officer










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

                   Exhibit Index to Current Report on Form 8-K
                             Dated October 17, 2006


Exhibit
Number                          Description
-------                         -----------

(99.1)          Badger Meter, Inc. Press Release, dated October 17, 2006.



















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